May 1, 2017

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated August 1, 2016, as revised or amended September 30, 2016,
December 30, 2016, February 1, 2017, March 1, 2017, March 31, 2017, April 14, 2017 and May 1, 2017

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has terminated the Sub-Investment Advisory Agreement between the Manager and Owl Creek, a subadviser to the fund, effective May 5, 2017.  In addition, the Manager has engaged Dalton Investments LLC ("Dalton") and Longhorn Capital Partners, L.P. ("Longhorn" and collectively with Dalton, CRM, Pine River, Sirios, Ramius and Three Bridges, the "Sub-Advisers") to serve as additional subadvisers to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Dalton and Longhorn, respectively, effective on or about May 15, 2017.

Dalton is a California limited liability company formed in 1999.  Dalton is located at 1601 Cloverfield Boulevard, Suite 5050N, Santa Monica, California 90404.  James B. Rosenwald III, CFA is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Dalton.  Jennifer Chen Lai is an additional portfolio manager with respect to the portion of the fund's portfolio that is managed by Dalton.  As of March 31, 2017, Dalton had approximately $3.29 billion in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Dalton by virtue of ownership of stock or other interests of Dalton:  James B. Rosenwald III, Steven D. Persky, Gifford Combs and Belita Ong.

Longhorn is a Delaware limited partnership formed in 2006.  Longhorn is located at 3811 Turtle Creek Boulevard, Suite 225, Dallas, Texas 75219.  Kristopher Kristynik is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Longhorn.  Philip Eckian is an additional portfolio manager with respect to the portion of the fund's portfolio that is managed by Longhorn.  As of March 31, 2017, Longhorn had approximately $178 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Longhorn by virtue of ownership of stock or other interests of Longhorn:  Kristopher Kristynik, Philip Eckian and Britton Brown.

Portfolio Manager Compensation − Dalton.  The portfolio managers are compensated by Dalton.  Portfolio managers receive a base salary and a discretionary bonus which reflects their performance and overall firm profitability.  Some members of Dalton's investment staff are paid on a fee sharing basis at the discretion of Dalton's Management Committee.

Portfolio Manager Compensation − Longhorn.  The portfolio managers are compensated by Longhorn and, as the founding principals of Longhorn, participate in the profits of Longhorn.

Additional Information About the Portfolio Manager.  The following table lists the number and types of accounts advised by Mr. Rosenwald, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Dalton, and Mr. Kristynik, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Longhorn, and assets under management in those accounts as of March 31, 2017:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
James B. Rosenwald III (Dalton)	1	$132.9M	6	$394.5M	14	$2.293B
Kristopher Kristynik (Longhorn)	1	$107.7M	5[1]	$71.0M	None	N/A

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1  The number of Other Pooled Investment Vehicles includes two master funds, two feeder funds and one sub-advised pooled investment vehicle.  The assets under management in these accounts is calculated at the feeder level.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
James B. Rosenwald III (Dalton)	Other Pooled Investment Vehicles Other Accounts	5 9	$330.7M $1.320B
Kristopher Kristynik (Longhorn)	Other Pooled Investment Vehicles	3[2]	$71.0M

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2  The number of Other Pooled Investment Vehicles subject to performance-based advisory fees includes one master fund, one feeder fund and one sub-advised pooled investment vehicle.

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.

GRP5-SAISTK-0517                                                                                                           -2-